SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2020
Notes to Financial Statements
SUBSEQUENT EVENTS
a)	Issuance of Convertible Promissory Note

On July 6, 202, the Company issued a convertible promissory note in the amount of US$33,000. At inception, the net proceeds of $40,609 (US$30,000)) were allocated to the derivative liability at $89,588, related to the conversion feature which was determined using the Black-Scholes option pricing model. The remaining balance of the net proceeds were then allocated to nominal values of $1,354 (U$1,000) and deferred derivative loss, a contra asset account in the amount of $550,334.

b)	Issuance of Securter Systems Inc. Class A Common Shares

On July 8, 2020, 163,472 class A common shares of Securter Systems Inc. were issued to shareholders whereby 173,913 of these shares were issued to the Company. The Company held a voting interest of 79.2% and a participating economic interest of 3.19% after these issuances.

c)	2020 COVID-19 Pandemic

The outbreak of the COVID-19 virus and the worldwide pandemic has impacted the Company’s plans and activities. The Company may face disruption to operations, supply chain delays, travel and trade restrictions, and impacts on economic activity in affected countries or regions can be expected and are difficult to quantify. Regional disease outbreaks and pandemics represent a serious threat to hiring and maintaining a skilled workforce and could be a major health-care challenge for the Company. There can be no assurance that the Company’s personnel will not be impacted by these regional disease outbreaks and pandemics and ultimately that the Company would see its workforce productivity reduced or incur increased medical costs and insurance premiums as a result of these health risks.

In addition, the pandemic has created a dramatic slowdown in the global economy. The duration of the outbreak and the resulting travel restrictions, social distancing recommendations, government response actions, business disruptions and business closures may have an impact on the Company’s operations and access to capital. There can be no assurance that the Company will not be impacted by adverse consequences that may be brought about by the pandemic’s impact on global industrial and financial markets which may reduce prices in general, share prices and financial liquidity thereby severely limiting access to essential capital.